Term deposits	12 Months Ended
Mar. 31, 2023
Term Deposits
Term deposits

23 Term deposits

	March 31,
	2022	2023
Fixed deposits with banks	568,264	587,375
Total	568,264	587,375
Non-current	-	6,158
Current	568,264	581,217
Total	568,264	587,375

Term deposits as on March 31, 2023, include INR 550,053 (March 31, 2022: INR 486,134) pledged with banks against bank guarantees and credit card facility (Refer to Note 32). Term deposits are made for varying periods of between 6 months and 3 years.